(4) Royalty Purchase Commitment (Scenario, Previously Reported)	9 Months Ended
Jun. 30, 2013
Scenario, Previously Reported
Notes
(4) Royalty Purchase Commitment

(4)                 Royalty Purchase Commitment

On September 5, 2012, the Company entered into an agreement to redeem the royalty held by Borinquen Container Corporation pursuant to a royalty agreement dated July 1, 2011, as amended.  Under the terms of the royalty, Borinquen Container Corporation had the right to 20 percent of net revenues derived within certain geographic territories.

The Company capitalized the total cost of the royalty purchase commitment, $10,768,555, as a non-current asset and recorded a loan payable to Borinquen (“Borinquen”) to reflect the obligation (see note 6 below).  The Company will amortize the asset over the remaining term of the royalty agreement, subject to periodic analysis for impairment based on future expected revenues.  The Company will annually calculate the amortization based on the effective royalty rate and on the revenues in the geographic territory subject to the royalty.  The Company’s analysis will be based on such factors as historical revenue and expected revenue growth in the territory.  Funds for the purchase of the royalty were to be provided under a Loan and Security Agreement from Sapinda Asia Limited (“Sapinda Asia”).  The loan was not fully funded and the necessary payments were not made in full to Borinquen.  Consequently, Borinquen terminated the agreement on December 26, 2012.  Sapinda Asia and Borinquen are negotiating to cure the default and complete the purchase.